Exhibit 10.17

Execution Copy

FIRST AMENDMENT

TO THE

SERIES D SECURITIES PURCHASE AGREEMENT

This First Amendment to the Series D Securities Purchase Agreement (this “Amendment”) is made as of July 2, 2009, by and among Oak Pacific Interactive, an exempted company incorporated under the Companies Law (2007 Revision) of the Cayman Islands (the “Company”) and SOFTBANK CORP. (the “Investor”).

RECITALS

The Company and the Investor entered into that certain Series D Securities Purchase Agreement, dated as of April 4, 2008 (the “Agreement”), and the parties hereto desire to amend the Agreement as set forth herein.

Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

AGREEMENT

In consideration of the promises, covenants, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The following definitions set forth in Section 1.1 of the Agreement shall be amended to read in their entirety as follows:

a.	“2009 Series D Warrant” means the warrants, dated as of April 4, 2008, issued by the Company to the Investors set forth on Schedule A hereof pursuant to which such Investors have the right to buy, and the Company has the right to sell, Series D Preferred Shares on the terms specified therein, in substantially the form attached hereto as Exhibit H-1, as may be amended from time to time.”

b.	“2010 Series D Warrant” means the warrants, dated as of April 4, 2008, issued by the Company to the Investors set forth on Schedule A hereof pursuant to which such Investors have the right to buy, and the Company has the right to sell, Series D Preferred Shares on the terms specified therein, in substantially the form attached hereto as Exhibit H-2, as may be amended from time to time.”

2.	The parties hereby confirm that, except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified and the Agreement as so amended is hereby confirmed as being in full force and effect.

3.	This Amendment may be executed in any number of counterparts, each of shall be an original, and all of which together shall constitute one instrument.

4.	This Amendment and the Agreement as amended hereby shall be binding upon and shall inure to the benefit of the parties to the Amendment and the Agreement and their respective successors and assigns.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

OAK PACIFIC INTERACTIVE

By:	/s/ Joseph Chen

Name:	Joseph Chen
Title:	Chairman and Chief Executive Officer

SOFTBANK CORP.

By:	/s/ Masayoshi Son

Name:	Masayoshi Son
Title:	Chairman and CEO

SIGNATURE PAGE TO FIRST AMENDMENT TO THE SERIES D SECURITIES PURCHASE AGREEMENT